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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  May 16, 2002
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                  Lumenon Innovative Lightwave Technology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-27977                98-0213257
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

8851 Trans-Canada Highway, St. Laurent, Quebec, Canada                H4S 1Z6
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (514) 331-3738
                                                    ---------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

     On May 16, 2002, Lumenon Innovative Lightwave Technology, Inc. (the "Company") received a letter from The Nasdaq Stock Market, Inc. ("Nasdaq") indicating that Nasdaq had determined to delist the Company's common stock from The Nasdaq National Market because the Company's common stock did not meet the minimum $1.00 bid price per share requirement for continued inclusion on that market. The Company has applied to transfer its common stock to The Nasdaq SmallCap Market. See the press release attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     The exhibit filed as part of this Current Report on Form 8-K is listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LUMENON INNOVATIVE LIGHTWAVE
                                      TECHNOLOGY, INC.

Date: May 21, 2001                    By: /s/ Gary Moskovitz
                                         ---------------------------------------
                                         Name:  Gary Moskovitz
                                         Title: President and Chief Executive
                                                Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION
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  99.1              Press Release dated May 21, 2002.








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